Centerstone Investors Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2020
Shares	Security	Value

	COMMON STOCK - 90.59%
	CANADA - 4.00%
107,169	TC Energy Corp. (a)	$ 4,356,977
23,243	Franco-Nevada Corp.	2,913,045
100,655	Barrick Gold Corp.	2,293,185
		9,563,207
	CHILE - 2.38%
316,306	Cia Cervecerias Unidas SA - ADR	4,649,698
102,546,552	Vina San Pedro Tarapaca SA	1,052,167
		5,701,865
	DENMARK - 1.78%
247,714	ISS A/S *	4,261,084

	FINLAND - 1.87%
447,726	Wartsila OYJ Abp	4,481,018

	FRANCE - 9.86%
46,721	Air Liquide SA	7,659,767
53,995	Ubisoft Entertainment SA *	5,203,426
25,320	Schneider Electric SE	3,659,437
42,363	Sodexo SA	3,582,799
36,098	Eiffage SA *	3,489,305
		23,594,734
	GERMANY - 3.94%
98,322	Fraport AG Frankfurt Airport Services Worldwide *	5,932,074
44,913	Brenntag AG	3,492,506
		9,424,580
	HONG KONG - 5.62%
3,426,165	Kerry Logistics Network Ltd.	7,519,684
866,845	Hongkong Land Holdings Ltd.	3,580,070
2,652,368	PAX Global Technology Ltd.	2,360,799
		13,460,553
	INDONESIA - 1.50%
1,230,327	Gudang Garam Tbk PT *	3,591,259

	IRELAND - 1.46%
78,333	Perrigo Co. PLC	3,503,052

	ISRAEL - 3.77%
1,765,400	ICL Group Ltd.	9,011,836

	JAPAN - 7.70%
143,051	Nagaileben Co. Ltd.	4,092,709
100,334	Aica Kogyo Co. Ltd.	3,473,133
11,896	FANUC Corp.	2,936,517
12,152	Shimano, Inc.	2,844,526
121,905	Sekisui Jushi Corp.	2,577,816
156,275	Mitsubishi Estate Co. Ltd.	2,511,783
		18,436,484
	MALAYSIA - 2.57%
5,544,000	Genting Bhd.	6,157,849

	MEXICO - 0.71%
110,624	Fresnillo PLC	1,708,655

	NETHERLANDS - 1.97%
89,733	Koninklijke Vopak NV	4,707,328

	SINGAPORE - 1.36%
427,369	Oversea-Chinese Banking Corp. Ltd.	3,256,762

	SWEDEN - 4.02%
346,118	Mekonomen AB *	3,831,369
126,014	Loomis AB	3,475,032
46,093	ICA Gruppen AB	2,305,603
		9,612,004

Centerstone Investors Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2020
Shares	Security	Value

	COMMON STOCK - 90.59% (Continued)
	THAILAND - 2.88%
897,930	Siam City Cement PCL	$ 4,059,244
716,400	Bangkok Bank PCL	2,847,260
		6,906,504
	UNITED KINGDOM - 4.45%
4,943,651	Firstgroup PLC *	5,026,764
6,645,162	Lloyds Banking Group PLC *	3,312,998
29,800	Intertek Group PLC	2,301,761
		10,641,523
	UNITED STATES - 28.75%
71,905	Mohawk Industries, Inc. *	10,135,010
42,704	3M Co.	7,464,232
69,133	Emerson Electric Co.	5,556,219
12,956	WW Grainger, Inc.	5,290,453
11,008	O'Reilly Automotive, Inc. *	4,981,891
72,767	Henry Schein, Inc. *	4,865,202
17,129	McDonald's Corp.	3,675,541
17,040	Scotts Miracle-Gro Co.	3,393,346
40,433	Brunswick Corp.	3,082,612
35,892	Colgate-Palmolive Co.	3,069,125
16,330	Target Corp.	2,882,735
91,243	Covetrus, Inc. *	2,622,324
15,937	Carlisle Cos., Inc.	2,489,041
41,673	Sonoco Products Co.	2,469,125
270,940	PHI, Inc. *(a)(c)	2,438,460
44,150	Dentsply Sirona, Inc.	2,311,694
22,023	CarMax, Inc. *	2,080,293
		68,807,303

	TOTAL COMMON STOCK (Cost - $197,523,870)	216,827,600

Shares
	EXCHANGE TRADED FUNDS - 6.66%
	COMMODITY - 5.89%
79,027	SPDR Gold Shares *	14,095,255

	EQUITY - 0.77%
35,600	SPDR S&P Regional Banking ETF (a)	1,849,420

	TOTAL EXCHANGE TRADED FUNDS (Cost - $11,674,831)	15,944,675

	PRIVATE INVESTMENT FUND - 1.74%
4,189,676	Coast Capital Mercury Fund LP *(b)(d)	4,164,538
	TOTAL PRIVATE INVESTMENT FUND (Cost - $4,978,307)

Shares
	SHORT-TERM INVESTMENTS - 2.56%
	INVESTMENT PURCHASED AS SECURITIES LENDING COLLATERAL - 2.40%
5,725,280	State Street Navigator Securities Lending Government Money Market Portfolio, 0.08% (e)(f)	5,725,280

	MONEY MARKET FUND - 0.16%
386,632	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.01% (e)	386,632

	TOTAL SHORT-TERM INVESTMENTS (Cost - $6,111,912)	6,111,912

	TOTAL INVESTMENTS IN LONG SECURITIES - 101.55% (Cost - $220,288,920)	$ 243,048,725
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.55) %	(3,699,987)
	NET ASSETS - 100.00%	$ 239,348,738

Centerstone Investors Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2020

ADR: American Depositary Receipt
LP: Limited Partnership
PCL: Public Company Limited
PLC: Public Limited Company
* Non-income producing security
(a) Security, or a portion of the security, is out on loan at December 31, 2020. Total Loaned securities had a value of $5,582,501 at December 31, 2020.
(b) Security fair valued as of December 31, 2020, in accordance the with the procedures approved by the Board of Trustees. Total value of all such securities as
December 31, 2020, amounted to $4,164,538, which represents approximately 1.74% of the net assets of the Fund. FirstGroup PLC (a security traded on the London Stock Exchange) is the only underlying holding of Coast Capital Mercury Fund LP.
(c) Illiquid security. As of December 31, 2020, represented 1.02% of Total Net Assets.
(d) All or a portion is a restricted security.
(e) Interest rate reflects seven-day effective yield on December 31, 2020.
(f) The loaned securities were secured with short-term investment cash collateral of $5,725,280 and non-cash collateral of $46,241. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Fund at the Fund's custodian. The Fund cannot pledge or resell the collateral.

Centerstone Investors Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2020

As of December 31, 2020 the following Forward Foreign Currency Contracts were open:

Forward Foreign Currency Contracts
	Settlement		Local Currency Amount	U.S. $	U.S. $	Unrealized
Foreign Currency	Date	Counterparty	Purchased/Sold	Equivalent	Value at December 31, 2020	Depreciation *
To Sell:
British Pound	1/4/2021	State Street Bank	598,261	$ 813,342	$ 818,122	$ (4,780)
Japanese Yen	1/5/2021	State Street Bank	83,041,625	803,709	804,238	(529)
				$ 1,617,051	$ 1,622,360	$ (5,309)

* The amount represents fair value derivative instruments subject to foreign currency risk exposure as of December 31, 2020.

Centerstone International Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2020
Shares	Security	Value

	COMMON STOCK - 90.97%
	CANADA - 4.28%
46,774	TC Energy Corp. (a)	$ 1,901,606
42,140	Barrick Gold Corp.	960,060
		2,861,666
	CHILE - 4.28%
135,733	Cia Cervecerias Unidas SA - ADR (a)	1,995,275
84,677,397	Vina San Pedro Tarapaca SA	868,822
		2,864,097
	DENMARK - 2.74%
106,629	ISS A/S *	1,834,193

	FINLAND - 3.36%
224,395	Wartsila OYJ Abp	2,245,833

	FRANCE - 13.66%
16,227	Air Liquide SA	2,660,368
19,337	Ubisoft Entertainment SA *	1,863,481
18,660	Sodexo SA	1,578,147
16,061	Eiffage SA *	1,552,488
10,277	Schneider Electric SE	1,485,309
		9,139,793
	GERMANY - 7.05%
58,243	Fraport AG Frankfurt Airport Services Worldwide *	3,513,982
15,461	Brenntag AG	1,202,272
		4,716,254
	HONG KONG - 7.27%
1,067,638	Kerry Logistics Network Ltd.	2,343,232
358,252	Hongkong Land Holdings Ltd.	1,479,581
1,167,632	PAX Global Technology Ltd.	1,039,277
		4,862,090
	INDONESIA - 2.29%
524,473	Gudang Garam Tbk PT *	1,530,909

	IRELAND - 2.50%
37,354	Perrigo Co. PLC	1,670,471

	ISRAEL - 5.49%
719,127	ICL Group Ltd.	3,670,927

	JAPAN - 11.12%
55,324	Nagaileben Co. Ltd.	1,582,827
6,114	FANUC Corp.	1,509,235
58,045	Sekisui Jushi Corp.	1,227,426
34,581	Aica Kogyo Co. Ltd.	1,197,046
62,058	Mitsubishi Estate Co. Ltd.	997,448
3,938	Shimano, Inc.	921,803
		7,435,785
	MALAYSIA - 4.32%
2,604,000	Genting Bhd.	2,892,323

	MEXICO - 1.25%
54,153	Fresnillo PLC	836,426

	NETHERLANDS - 3.38%
43,128	Koninklijke Vopak NV	2,262,464

	SINGAPORE - 1.66%
145,901	Oversea-Chinese Banking Corp. Ltd.	1,111,837

	SWEDEN - 6.46%
56,847	Loomis AB	1,567,645
137,500	Mekonomen AB *	1,522,063
24,674	ICA Gruppen AB	1,234,210
		4,323,918
Centerstone International Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2020
Shares	Security	Value

	COMMON STOCK - 90.97% (Continued)
	THAILAND - 4.24%
446,934	Siam City Cement PCL	$ 2,020,441
205,300	Bangkok Bank PCL	815,944
		2,836,385
	UNITED KINGDOM - 5.62%
2,963,598	Lloyds Banking Group PLC *	1,477,525
1,279,063	Firstgroup PLC *	1,300,567
12,700	Intertek Group PLC	980,952
		3,759,044

	TOTAL COMMON STOCK (Cost - $60,008,605)	60,854,415

	EXCHANGE TRADED FUND - 4.48%
	COMMODITY - 4.48%
16,803	SPDR Gold Shares *	2,996,983
	TOTAL EXCHANGE TRADED FUND - COMMODITY (Cost - $2,099,388)

	PRIVATE INVESTMENT FUND - 3.32%
2,235,630	Coast Capital Mercury Fund LP *(b)(c)	2,222,216
	TOTAL PRIVATE INVESTMENT FUND (Cost - $2,656,621)

	SHORT-TERM INVESTMENT - 4.08%
	INVESTMENT PURCHASED AS SECURITIES LENDING COLLATERAL - 4.08%
2,727,318	State Street Navigator Securities Lending Government Money Market Portfolio, 0.08% (d)(e)	2,727,318
	TOTAL SHORT-TERM INVESTMENT (Cost - $2,727,318)

	TOTAL INVESTMENTS - 102.85% (Cost - $67,491,932)	$ 68,800,932
	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.85) %	(1,903,168)
	NET ASSETS - 100.00%	$ 66,897,764

ADR: American Depositary Receipt
LP: Limited Partnership
PCL: Public Company Limited
PLC: Public Limited Company
* Non-income producing security
(a) Security, or a portion of the security, is out on loan at December 31, 2020. Total Loaned securities had a value of $2,626,958 at December 31, 2020.
(b) Security fair valued as of December 31, 2020, in accordance the with the procedures approved by the Board of Trustees. Total value of all such securities as December 31, 2020, amounted to $2,222,216, which represents approximately 3.32% of the net assets of the Fund. FirstGroup PLC (a security traded on the London Stock Exchange) is the only underlying holding of Coast Capital Mercury Fund LP.
(c) All or a portion is a restricted security.
(d) Interest rate reflects seven-day effective yield on December 31, 2020.
(e) The loaned securities were secured with short-term investment cash collateral of $2,727,318. The Fund cannot pledge or resell the collateral.

Centerstone International Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2020

As of December 31, 2020 the following Forward Foreign Currency Contracts were open:

Forward Foreign Currency Contracts
	Settlement		Local Currency Amount	U.S. $	U.S. $	Unrealized
Foreign Currency	Date	Counterparty	Purchased/Sold	Equivalent	Value at December 31, 2020	Depreciation *
To Sell:
British Pound	1/4/2021	State Street Bank	156,679	$ 213,007	$ 214,259	$ (1,252)
Japanese Yen	1/5/2021	State Street Bank	24,912,488	241,113	241,272	(159)
				$ 454,120	$ 455,531	$ (1,411)

* The amount represents fair value derivative instruments subject to foreign currency risk exposure as of December 31, 2020.

Centerstone Funds
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2020

Note 1 - Organization and Significant Accounting Policies

The Centerstone Investors Fund and the Centerstone International Fund (each a “Fund” and collectively the “Funds”) are each a series of Centerstone Investors Trust, (the “Trust”) a Delaware statutory trust. The Trust is an open-ended management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). Each Fund is a diversified series of the Trust. The Centerstone Investors Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world, including the US market. The Centerstone International Fund seeks long-term growth of capital by investing in a range of securities and asset classes primarily from foreign (non-US) markets. Centerstone Investors, LLC (the “Advisor”), manages the Funds. The Funds’ inception date was May 3, 2016.

All classes of shares for each of the Funds have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services — Investment Companies” including FASB Accounting Standards Update ASU 2013-08.

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The Funds investments expose the Funds to various risks, certain of which are discussed below. Please refer to each Fund’s prospectus and statement of additional information for a full listing of risks associated with each Fund’s investments.

a. Investment Valuation – In determining each Fund’s Net Asset Value (“NAV”) per share as of the close of the New York Stock Exchange (“NYSE”), currently 4:00 pm Eastern Time (“ET”) (the “Valuation Time”), securities traded on one or more securities exchanges for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). If no sale price is reported, the mean between the current bid and ask is used. If market quotations are not readily available at a Valuation Time, the Board has approved the use of a fair valuation pricing committee (the “Fair Value Committee”), to which it has delegated certain responsibilities. Securities not traded or dealt in on any securities exchange and for which over-the-counter market (whether domestic or foreign) quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the current mean price on such over-the-counter market, (and if there is only a bid or only an ask price on such date, valuation will be at such bid or ask price for long or short positions, respectively). Debt securities, whether listed on an exchange or traded in the over-the-counter market for which market quotations are readily available, are generally priced at the current bid price. Debt securities may be valued at prices supplied by the relevant pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Absent special circumstances, valuations for a specific type of instrument will all be made through the same pricing agent.

Exchange-traded options; futures and options on futures are valued at the settlement price determined by the exchange.

The value of foreign currencies and of foreign securities whose value is quoted or calculated in a foreign currency shall be converted into US dollars based on foreign exchange rates provided by a major banking institution(s) or currency dealer(s) selected by the pricing agent providing such price, or by the Fair Value Committee in the case of securities for which the Fair Value Committee provides a fair value determination, at 4:00 pm ET or the nearest time prior to the Valuation Time, at which such foreign currency quotations are available.

Money market-type instruments that have a remaining maturity of 60 days or less are valued at bid prices from a pricing vendor, unless the Fair Value Committee believes another valuation is more appropriate.

Forward currency contracts shall be valued at the forward currency contract rates, determined at 4:00 pm ET or the nearest time prior to the Valuation Time, provided by a bank or dealer that the pricing agent or, if applicable, the Fair Value Committee believes to be reliable.

Securities in which the Funds invest may be traded in markets that close before the Valuation Time. Normally, developments that occur between the close of the foreign markets and the Valuation Time will not be reflected in a Fund’s NAV. However, the Funds may determine that such developments are significant that they will affect the value of a Fund’s securities, and the Fund may adjust the previous local closing prices to reflect fair value for these securities as of the Valuation Time. The Trustees have authorized the use of an independent fair valuation service. If the movement in the S&P 500 Index, after foreign markets close, is greater than predetermined levels, the Funds may use a systematic valuation model to fair value its foreign securities. The values assigned to a Fund’s foreign securities therefore may differ on occasion from reported market values. Securities traded on a foreign exchange which has not closed by the Valuation Time or for which the official closing prices are not available at the time the NAV is determined will be valued using alternative market prices provided by a pricing service.

The Trustees and the Advisor believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds as of the Valuation Time.

Fair Valuation Process — If market quotations are not readily available, or if, in the opinion of the Advisor, the prices or values available do not represent fair value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. The Fair Value Committee is composed of (a) the following standing members: (i) the Trust’s Treasurer or Assistant Treasurer, and (ii) a representative of the Administrator, and (b) on an ad hoc basis, a representative of the Advisor. The Fair Value Committee, at its discretion, may also include the Trust’s Chief Compliance Officer. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. The Fair Value Committee may enlist such third party consultants or advisers (such as an accounting firm or Fair Value pricing specialist) as it determines may be desirable, on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Centerstone Funds
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2020

Fair value determinations are required for the following securities: (i) securities for which market quotations are not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the opinion of the Advisor, the prices or values available do not represent the fair value of the instrument based upon factors that may include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets or regulators, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred subsequent to the determination of the closing prices reported on the principal exchange on which they are traded, but prior to the Funds’ calculation of its net asset value; (v) stale prices – securities whose prices have been stale for 20 or more consecutive business days; (vi) mutual funds that do not provide timely NAV information; (vii) interests in a commodity pool or a managed futures pool; and (viii) restricted securities, such as private investments or non-traded securities. The Fair Value Committee may determine the fair value of a restricted security using the following factors: (a) the type of security; (b) the cost at date of purchase; (c) the size and nature of the Fund’s holdings; (d) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (e) information as to any transactions or offers with respect to the security; (f) the nature and duration of restrictions on disposition of the security and the existence of any registration rights as well as any estimation of the cost of registration or otherwise qualifying the security for public sale, including commissions; (g) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (h) the level of recent trades of similar or comparable securities; (i) the liquidity characteristics of the security; (j) current market conditions; (k) the market value of any securities into which the security is convertible or exchangeable; (l) the security’s embedded option values; and (m) information about the financial condition of the issuer and its prospects.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used for the period ended as of December 31, 2020, for the Funds’ assets and liabilities measured at fair value:

Centerstone Investors Fund
Assets *	Level 1	Level 2	Level 3	Total
Common Stock #	$ 91,155,497	$ 125,672,103	$ -	$ 216,827,600
Exchange Traded Funds	15,944,675	-	-	15,944,675
Private Investment Fund	-	4,164,538	-	4,164,538
Short-Term Investments	6,111,912	-	-	6,111,912
Total Assets	$ 113,212,084	$ 129,836,641	$ -	$ 243,048,725

Liabilities - Derivatives
Forward Foreign Currency Contracts **	$ -	$ (5,309)	$ -	$ (5,309)

Centerstone International Fund
Assets *	Level 1	Level 2	Level 3	Total
Common Stock #	$ 8,875,815	$ 51,978,600	$ -	$ 60,854,415
Exchange Traded Fund	2,996,983	-	-	2,996,983
Private Investment Fund	-	2,222,216	-	2,222,216
Short-Term Investment	2,727,318	-	-	2,727,318
Total Assets	$ 14,600,116	$ 54,200,816	$ -	$ 68,800,932

Liabilities - Derivatives
Forward Foreign Currency Contracts **	$ -	$ (1,411)	$ -	$ (1,411)

* Refer to the Portfolio of Investments for country classification.
# As of December 31, 2020, foreign common stocks were mostly classified as level 2 securities due to fair value factor pricing by the Fund’s pricing agent.
** Forward Foreign Currency Contracts are valued at gross unrealized depreciation on the investment.

Centerstone Funds
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2020

b. Foreign Currency Translations – The books and records of the Funds are maintained in US dollars. The market values of securities which are not traded in US currency are recorded in the financial statements after translation to US dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interest, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effect of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities

c. Forward Foreign Currency Contracts – As foreign securities are purchased and sold, the Funds may enter into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contracts fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds may also enter into forward currency contracts as an investment strategy consistent with the Fund’s investment objective.

Funds investing in foreign exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position.

Forward foreign currency contracts outstanding, as of December 31, 2020, are listed after each Fund’s Portfolio of Investments. For the period ended December 31, 2020, the average monthly outstanding currency purchased or sold in U.S. dollars for forward foreign currency contracts totaled $13,082,422 and $7,314,639 for the Centerstone Investors Fund and Centerstone International Fund, respectively.

d. Lending Portfolio Securities – For the purpose of achieving income, each Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting generally of cash, US Government securities, letters of credit or other collateral as deemed appropriate by the Board of Trustees, in an amount at least equal to the current market value of the loaned securities, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. Each Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. In addition, each Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting if the Adviser does not recall or does not timely recall the loaned securities, or if the borrower fails to return the recalled securities in advance of the record date for the meeting.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when a fund’s loans are concentrated with a single or limited number of borrowers. While there are no limits on the number of borrowers to which each Fund may lend securities, in practice, a Fund may end up lending securities to only one or a small group of borrowers.

Cash collateral may be invested by a Fund in short-term investments including money-market funds. Investment of cash collateral offers the opportunity for a Fund to profit from income earned by this collateral pool, but also the risk of loss, should the value of the Fund’s shares in the collateral pool decrease below their initial value.
Centerstone Funds
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2020

e. Short Sales – The Funds may sell a security short in anticipation of a decline in the market value of the security. When a Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, a Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

In connection with its short sales, the Funds will be required to maintain a segregated account with the Funds’ custodian of cash or liquid assets equal to (i) the current market value of the securities sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). Depending on arrangements made with the broker or custodian, a Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

The Funds may also sell short “against the box.” Short sales “against the box” are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Aggregate Unrealized Appreciation and Depreciation - Tax Basis
Represents cost for financial reporting purposes and is substantially identical for both book and federal income tax purposes. Net unrealized appreciation (depreciation) consisted of:

Centerstone Investors Fund
Gross unrealized appreciation:	$45,470,365
Gross unrealized depreciation:	(22,710,560)
Net unrealized appreciation:	$22,759,805

Centerstone International Fund
Gross unrealized appreciation:	$8,639,464
Gross unrealized depreciation:	(7,330,464)
Net unrealized appreciation:	$1,309,000